SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 29, 2004


                                NBT Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                     0-14703                    16-1268674
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     (State or other        (Commission File Number)         (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)


52 South Broad Street, Norwich, New York                       13815
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:        (607) 337-2265
                                                           --------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

Item 8.01.   Other  Events.
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     As previously announced, on October 25, 2004, the Board of Directors of the
Company adopted a stockholder rights plan (the "Plan") to become effective on November 15, 2004 and declared a dividend distribution of one right ("Right") for each outstanding share of common stock, par value $.01 per share ("Common Stock") of the Company. The distribution was paid to stockholders of record on November 16, 2004 (the "Record Date"). On or about November 29, 2004, the Company mailed to stockholders of record on the Record Date a summary of the Plan ("Summary").

     The Company's cover letter, dated November 26, 2004, and the Summary are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated herein by reference. A copy of the Plan, was previously filed as an exhibit to the Company's Current Report on Form 8-K filed on November 18, 2004.

Item 9.01.   Financial  Statements  and  Exhibits.
             ------------------------------------

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Exhibits.

        99.1   Cover letter to stockholders dated November   , 2004.
                                                           --

        99.2. Summary of Rights to Purchase Series A Junior Participating Preferred Shares.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NBT BANCORP INC.


Date:  December 3, 2004            By:  /s/  Micahel  J  Cehwens
-------------                           --------------------------------------
                                        Michael J. Chewens
                                        Senior Executive Vice President,
                                        Chief Financial Officer and
                                        Corporate Secretary

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.      Description
-----------      -----------

99.1             Cover letter to stockholders dated November 26, 2004.

99.2             Summary  of  Rights to Purchase Series A Junior Participating
                 Preferred Shares.